UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2010
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                Submission of Matters to a Vote of Security Holders.

On June 28, 2010, CarMax, Inc. (the "Company") held its 2010 Annual Meeting of Shareholders. The following actions were taken:

1.           The shareholders re-elected Ronald E. Blaylock, Keith D. Browning, and Thomas G. Stemberg to the Board, each for a three-year term expiring at the 2013 Annual Meeting of Shareholders pursuant to the vote set forth below.

Director	Votes For	Votes Withheld
Ronald E. Blaylock	182,641,875	409,595
Keith D. Browning	176,939,915	6,111,555
Thomas G. Stemberg	182,681,878	369,592

There were 17,118,020 broker non-votes for each director.

2.           The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2011 by a vote of 198,940,887 shares for, 1,177,491 shares against, and 51,112 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated:	June 30, 2010	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Corporate Secretary